united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23066

Northern Lights Fund Trust IV

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Jen Farrell, Ultimus Fund Solutions, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 11/30

Date of reporting period: 11/30/22

Item 1. Reports to Stockholders.

Moerus Worldwide Value Fund

Class N Shares (MOWNX)
Institutional Class Shares (MOWIX)

Annual Report
November 30, 2022

1-844-663-7871
www.moerusfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Moerus Worldwide Value Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Foreside Fund Services, LLC
Member FINRA

Moerus Worldwide Value Fund Annual Shareholder Letter: Twelve Months Ended November 30, 2022

Dear Fellow Investors:

We hope this Annual Shareholder Letter finds you and your families well. We are writing to update you on recent developments regarding the Moerus Worldwide Value Fund (the “Fund”) over the twelve months ended November 30, 2022 (as referenced herein, “2022” or “the year”). In this Letter, we will discuss Fund performance, notable investment activity in the Fund in 2022, and our thoughts on a changing investment climate and its implications for the Fund.

We thank you very much for your support, and, as always, we welcome any feedback that you might have.

Fund Performance (as of November 30, 2022)*

Fund/Index	1-year	Average Annual Returns
				Since
		3-year	5-year	Inception**
Moerus Worldwide Value Fund - Class N	13.29%	5.77%	1.09%	4.88%
Moerus Worldwide Value Fund - Institutional Class	13.60%	6.05%	1.34%	5.14%
MSCI AC World Index Net (USD) ***	-11.62%	6.63%	6.42%	9.12%

*	Performance data quoted is historical and is net of fees and expenses.

**	Inception date is May 31, 2016.

***	The MSCI AC World Index Net (USD) captures large and mid-cap representation across 23 Developed Market and 24 Emerging Market countries. With 2,893 constituents, the index covers approximately 85% of the global investable equity opportunity set. You cannot invest directly in an index.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Returns are shown net of fees and expenses and assume reinvestment of dividends and other income. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Please call 1 (844) MOERUS1 or visit www.moerusfunds.com for most recent month end performance.

Investment performance reflects expense limitations in effect. In the absence of such expense limitations, total return would be reduced. The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March, 31, 2023, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, brokerage fees and commissions, borrowing costs, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, or extraordinary expenses such as litigation) will not exceed 1.65% and 1.40% for Class N and Institutional Class Shares, respectively.

With regard to the table above, as always, please note that the short-term and Index performance data are noted simply for informational purposes for our fellow investors. The Fund seeks to invest with a long-term time horizon of five years or more, and it is not managed with any short-term performance objectives or benchmark considerations in mind. The investment objective of the Fund is long-term capital appreciation, and we manage the Fund with the goal of achieving attractive risk-adjusted performance over the long term. Our investment approach is predicated upon taking a long-term view and striving to take advantage of near-term uncertainty by investing in depressed and/or unpopular businesses and assets at attractive prices. Short-term market or index performance, therefore, is never a primary focus for us, except insofar as it may offer us longer-term investment opportunities.

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With that said, we will briefly highlight the noteworthy factors driving short-term performance during the period under review. The Fund’s Institutional Class returned +13.60% during its 2022 Fiscal Year – the twelve months ended November 30, 2022. By comparison, the Fund’s benchmark, the MSCI All-Country World Index Net (“MSCI ACWI (Net)”) returned -11.62% during the same period1. In short, during the twelve months ended November 30, 2022, despite a darkening general market backdrop that saw most corners of global markets decline, the Fund performed well on an absolute basis and meaningfully outperformed the MSCI ACWI on a relative basis. We will first briefly discuss the market environment, before discussing the significant drivers of Fund performance in 2022.

2022 Market Review

Needless to say, it was a challenging year on many fronts for global markets. 2022 began with the market turning its attention back to inflation and potentially higher interest rates after Omicron variant-related fears that had arisen late in 2021 moderated in the U.S. and some other geographies. Then, in late February 2022, markets were jolted by the Russian invasion of Ukraine, which sparked an enormous human and humanitarian catastrophe and unleashed a wave of uncertainty across financial markets that were left scrambling to assess risk exposures, the potential fallout, and spillover effects.

In the months that followed, markets were confronted by numerous additional sources of uncertainty around the world. In the U.S., persistently high inflation readings – exacerbated meaningfully by the crisis in Ukraine – provoked interest rate hikes, as well as a much more hawkish tone from the Federal Reserve, eventually leading to the early stages of the Fed’s attempt to shrink its balance sheet (many other Central Banks also began raising interest rates to varying degrees). In Europe, Russia’s war on Ukraine raged on as early hopes for a negotiated peace agreement or ceasefire faded, resulting in increased fears of a more protracted, drawn-out conflict. In China, the government responded to the spread of the Omicron variant with very aggressive COVID-suppression policies that included draconian lockdowns in Shanghai and elsewhere, which weighed on economic activity and exacerbated an already tenuous global supply chain situation. This combination of factors led to heightened fears of a global economic slowdown, while inflation remained stubbornly high amid lingering supply-side challenges.

As 2022 wore on, accelerating inflation rates ratcheted up market expectations for a more aggressive tightening by the Federal Reserve and led to heightened fears of a recession or stagflation. The cost of energy in Europe surged. Concerns of potential demand destruction began to weigh somewhat on select commodities and Natural Resource-related equities, which had performed quite well earlier in 2022. A straining market showed signs of breaking in some of the market’s more speculative areas of the past several years (e.g., cryptocurrency and SPACs), but the vulnerabilities of some other, arguably less obvious, areas of weakness were laid bare as well. Liability-driven investment funds held by United Kingdom pension plans briefly came under pressure (forcing the Bank of England to step in to try to restore order) amid rapidly declining U.K. government bond prices resulting from fiscal policy missteps, which ultimately forced the U.K. Prime Minister to resign after just six weeks in office.

[1]	Source for Index returns: Bloomberg.

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Late in 2022 (October and November), markets recovered from a sharp September sell-off. Headline October CPI statistics in the U.S. came in below consensus estimates, adding to renewed hopes in the market of a peaking of inflation and an eventual Federal Reserve pause (if not pivot), while China’s strict COVID-suppression policies showed signs of easing somewhat. Still, a general gloominess prevailed as the year drew to a close, casting a pall over market sentiment as commentators (some of dubious credibility) debated imponderables such as the odds, length, and depth of any would-be recession and the stickiness of next month’s inflation statistics.

In summary, 2022 was a difficult year, with most areas of global markets declining, including the U.S. (S&P 500 Index: -9.22%; NASDAQ Composite: -25.56%) and International markets (MSCI ACWI ex-USA: -11.87%), both Developed and Emerging (MSCI Emerging Markets Index: -17.43%). Rising yields and interest rate expectations seemed to weigh most heavily on higher-priced, longer- duration Growth and Technology stocks, which (in general) meaningfully underperformed Value stocks in 2022 (MSCI ACWI Growth Index: -22.98%; MSCI ACWI Value Index: +0.59%).

The Fund’s 2022 Performance Drivers

Despite this challenging general backdrop that saw many corners of global markets decline in 2022, the Fund performed well in both an absolute sense and relative sense, with the Institutional Share Class returning +13.60% for the year; by comparison, the MSCI ACWI returned -11.62%. Although the events in Ukraine and their spillover effects (e.g., the spike in oil & gas prices, inflation, and exacerbated supply chain issues) weighed on some components of the Fund (including some holdings exposed to consumer spending and others based in Continental Europe), those declines were more than amply offset by significant gains in other areas, including Natural Resources (including Energy and Agriculture) and some of the Fund’s Latin American holdings.

The Fund’s performance in 2022 could simplistically be explained by both what we have and what we have not done in constructing the portfolio. Starting with the latter, in recent years, we have often argued that the stock prices of many of the most popular names in the broader market had run well ahead of underlying fundamentals and even optimistic expectations for the future. We largely avoided these segments of the market due to what we saw as excessive levels of long-term “price risk” (due to overextended valuations). Yet, for much of the six-plus years since the Fund’s inception, this decision weighed on relative performance, as many stocks (including leading index constituents) that we saw as expensive got even more expensive, outperforming the Fund’s out-of- favor holdings. In 2022, however, the investment climate shifted significantly. Rising inflation and interest rates pressured markets in general, but especially some of the most expensive, popular pockets of the market (e.g., Growth and Technology) that we have avoided in the Fund for years due to price (among other concerns). We will return to this topic later.

On the other hand, many of what we believed to be the most attractively valued opportunities that we have found in recent years tended to reside in long-unpopular areas, starved of investor capital, with battle scars (and discounted valuations, in our view) to show for it. They include real, tangible asset-centric areas, such as the Natural Resource sector (Energy, Agriculture, Metals) – a group long taken for granted, though that could potentially be changing in a higher-inflation world – as well as geographies like Latin America, a resource-rich region that had suffered through a long downturn that was further exacerbated by the pandemic. In 2022, these same areas of our portfolio

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performed quite well in rocky waters, as evidenced by leading contributions to Fund performance coming from our Energy-related and select Latin American holdings during the period.

While the Fund’s strong performance in 2022 was the result of appreciation from a majority of holdings, we will focus our discussion below on the most significant and notable themes and drivers of performance, among others. Please note, however, that, as long-term investors, we are much more focused on fundamentals, company-specific developments, and the longer-term investment cases supporting the Fund’s investments – which, importantly, remain quite encouraging, in our opinion.

Energy-Related Holdings

The most material contributor by sector to the Fund’s performance (by a wide margin) in 2022 was the Fund’s Energy-related (most notably, Oil & Gas-related) holdings. This was driven primarily by strong appreciation from Tidewater and International Petroleum Corporation, the largest and second-largest overall contributors to Fund performance, respectively, for the year.

Shares of Tidewater, a U.S.-based provider of offshore supply vessels (OSVs) and support services to the Offshore Energy industry, benefited in 2022 from both robust oil prices that have recovered from pandemic lows as well as from recent company results that have highlighted meaningfully improved conditions in the Offshore Energy space, which appears (in our view) to be reaching an inflection point after coming out of an over seven-year industry-wide depression. Bigger picture and longer-term, we believe industry fundamentals had already been improving significantly well before Russia’s invasion of Ukraine, and company-specific developments at Tidewater in recent years have been quite encouraging. In our view, Tidewater’s reported results over recent quarters have indicated a continued, significant improvement in industry activity and the vessel supply/demand balance in most of the company’s markets, as well as material increases in pricing across geographies and vessel classes as the OSV market continues to tighten considerably. Active fleet utilization rates, pricing, profit margins, and cash flow generation have improved materially, and Tidewater management has expressed increased optimism for levels of tendering activity for projects looking forward.

Prior to Russia’s invasion of Ukraine, oil prices had already risen significantly off of pandemic- sparked lows as the global economy re-opened. In addition to a recovery in demand, oil prices were also supported by the supply side of the market, which had, for years, been constrained by low levels of reserve replacement and reinvestment that only plunged even further at the onset of the pandemic. These forces on both the supply and demand sides drove a recovery in oil prices, which, for Tidewater’s customers (i.e., Offshore Oil & Gas Exploration & Production companies), have resulted in much improved balance sheets and cash flow generation – attributes that, in our opinion, are likely to lead to an increase in maintenance and growth capital investments.

Subsequently, the Russian invasion of Ukraine drove an additional surge in oil and gas prices, which have since moderated in the latter half of 2022. But, importantly, it also seems to have brought to the forefront strategic challenges that the West must address over the longer term, such as energy security, dependence on Russia for a significant proportion of energy needs (in particular, Europe’s reliance on Russian natural gas), and the resultant need to seek alternative, more diversified sources of energy supply. To the extent that these concerns lead to efforts to increase oil and gas supply from a diversified range of sources, including Offshore, we believe this could potentially lead

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to a significant increase in demand for Tidewater’s services – the early signs of which we began to see in 2022.

The strong performance of Tidewater shares in 2022 (+191% in USD in 2022) came off of the extremely depressed levels reached in the early stages of the pandemic, and investor sentiment towards the entire Energy sector (particularly its smaller-cap, North American names) had been extremely pessimistic for years until recently. Thus, although recent developments have been quite encouraging and the OSV market has strengthened meaningfully, Tidewater shares remain, in our opinion, quite cheap. Although the geopolitical situation, recently increased fears about a potential recession, and/or adverse pandemic-related developments such as the recent lockdowns in China could cloud the immediate-term outlook, we believe Tidewater has the strongest balance sheet in the industry to make it through volatile periods, with a cash pile of $120 million as of September 2022, modest net debt, and no meaningful debt maturities over the next four years, providing Tidewater with the solid financial position that its peers lack. This, we believe, leaves the company well-positioned both to benefit disproportionately if and as conditions continue to normalize and to continue to lead ongoing consolidation of the OSV industry.

On the topic of consolidation, in 2022, Tidewater acquired Swire Pacific Offshore (SPO) – a competitor that had been deemed non-core by its parent, Hong Kong conglomerate Swire Pacific Limited – at a price that we believe represents a deep discount to the replacement cost of its fleet. Like its previous acquisition of Gulfmark Offshore in 2018, we believe the SPO acquisition meaningfully expands and improves Tidewater’s fleet and offers attractive cost synergies given overlapping geographic operations, while structured in a way that has allowed Tidewater to retain what we believe is the strongest balance sheet in the industry. With Tidewater’s acquisitions of SPO and Gulfmark Offshore, other smaller M&A activity, and industry (and fleet) attrition during a prolonged, dark era, the fragmented OSV industry is gradually becoming somewhat more concentrated, with Tidewater leading the way, while the overcapacity in the industry has abated quite a bit – both of which are materially positive fundamental developments for Tidewater looking forward, in our view. The Gulfmark and SPO acquisitions also allowed Tidewater to significantly upgrade its fleet while jettisoning redundant, older, and/or lower-quality vessels (generating cash proceeds in the process). We believe that these two acquisitions are significant positives that will be major contributors in the long-term building of Net Asset Value (NAV) – the fruits of which, we believe, are likely to become more visible as the OSV industry continues its emergence from a multi- year depression.

Given its best-in-class financial position and balance sheet strength in an OSV industry full of financially distressed competitors, we believe Tidewater occupies a unique position as a preferred counterparty for many Offshore Energy companies that are wary of counterparty risk. Despite Tidewater’s strong performance in 2022, the stock still trades at an unusually modest valuation relative to the cash flow we believe the business could generate in a recovering and normalizing OSV market, and at a fraction of our estimate of its fleet’s replacement cost – which is particularly interesting in a world in which replacement values for real assets are likely increasing meaningfully, given the inflation that is being experienced at present.

International Petroleum Corporation (“IPC”), the second-largest positive contributor to Fund performance in 2022, is a relatively recent addition to the portfolio, as we first purchased shares in the Second Half of 2021. Listed in both Canada and Sweden, IPC is an Oil & Gas Exploration & Production (“E&P”) company with the bulk of its asset base located in Western Canada (with the

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balance coming from resources in Malaysia and France). IPC swooped in and acquired the bulk of its Western Canadian assets at what we believe to be quite attractive prices in 2017-2018, an unusually depressed period for the Western Canadian energy space. We discussed the IPC investment case in greater detail in our November 2021 Annual Shareholder Letter2. In short, we believe IPC is a well-financed, well-managed collection of assets that, perhaps because it is under- analyzed in North America (due to its European roots), is meaningfully undervalued by the market, in our view, based on various metrics (free cash flow generation, reserves, recent comparable transactions, et al.). At the time, we thought that the business could potentially generate significant excess free cash flow at well below prevailing oil prices, allowing management to either reinvest in the business or continue returning capital to shareholders.

Since then, like Tidewater, IPC stock has benefited from the recovery in oil prices from pandemic lows. In 2022, the company has accelerated its share repurchases, buying back roughly US$176 million worth, or about 11% of outstanding shares since December 2021 – in line with management’s stated capital allocation framework to materially increase returns to shareholders in a higher oil price environment. In addition, IPC recently announced it had received Toronto Stock Exchange approval to repurchase another 6.8% of its outstanding shares through December 4, 2023. Given our belief that IPC shares remain considerably undervalued, we believe share repurchases (for cancellation) will, over time, increase intrinsic value per share for remaining shareholders such as the Fund. Despite its strong performance in 2022 (+130% in USD), we believe that IPC stock remains modestly valued in relation to the amount of free cash flow we estimate that the business could potentially generate at well below today’s oil prices.

Latin America

Looking at the Fund’s portfolio by geography, perhaps the most notable positive contribution came from Latin America, a region that is home to the third-largest and fourth-largest overall contributors to Fund performance in 2022: Arcos Dorados Holdings and BR Properties, respectively. As a group, the Fund’s Latin American holdings lagged the previous year in 2021 amid various sources of pandemic-related, macroeconomic, and political uncertainty that weighed on local equity markets and on Latin American currencies. In our November 2021 Annual Shareholder Letter, we discussed in greater detail how, despite the adversity, we believed Latin America to be a source of some of our most attractive investment opportunities. We won’t repeat our case for the region here, but, in short, we shared our belief that such backdrops of unusually heightened fear sometimes result in babies being thrown out with the bathwater, temporarily offering longer-term investors attractive opportunities that could potentially prove quite lucrative over the long run. We believe that continues to be the case in Latin America today, and that this remains an exciting time to be deploying capital there.

In 2022, general market sentiment towards some of our Latin American holdings – at least relative to the rest of the world – seemed to improve somewhat, perhaps because the region had already been beaten up quite a bit in 2021 and many investors had already fled the region en masse, or perhaps because of positive second-order effects of higher commodity prices at times in 2022 (in general, Latin America is rich in numerous Natural Resources to varying degrees depending on the country). In any event, even minor improvements in market sentiment towards Latin America seemed to benefit the share prices of our holdings in the region, which, as we have discussed at

[2]	https://www.sec.gov/Archives/edgar/data/1644419/000158064222000740/moerus-annual.htm

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length in recent letters, are domestically focused companies that we believe have performed quite well as businesses, only to have those results either obscured or overshadowed by a protracted period of poor stock market sentiment and local currency weakness.

Of the group, the most meaningful contribution came from Arcos Dorados Holdings, the third- most significant positive contributor in 2022 (behind only Tidewater and IPC). Arcos Dorados is the largest McDonald’s franchisee in the world and the exclusive McDonald’s franchisee throughout much of Latin America and the Caribbean, whose shares were up roughly 55% in USD terms in 2022. The strong year for the stock was a welcome development after recent years in which challenging macroeconomic and political circumstances in Latin America, most notably in Brazil (the company’s largest market), weighed on Brazilian equity market sentiment, the value of the local currency (the BRL), and indeed Arcos Dorados’ stock price. Yet, despite a difficult general backdrop, Arcos Dorados’ actual business performance has been quite impressive, in our view, with very strong business results over the latter half of 2021 and even stronger results for the first three quarters of 2022 that drove significant share price gains in 2022.

Despite a very challenging environment sparked by the pandemic (notably in Brazil), Arcos Dorados’ business returned to being EBITDA-positive on a consolidated basis by July 2020, nearly two-and-a-half years ago and only a few months into the pandemic – in our view, a remarkable achievement, given the carnage that COVID-19 lockdowns inflicted on the restaurant industry worldwide. Since then, the recovery from the pandemic and overall business performance has improved materially and even accelerated, in our view, as indicated by a series of strong quarterly results. Most recently, in the Third Quarter of 2022, the company’s systemwide comparable sales grew by 34% year-over-year, driven by higher customer traffic and market share gains across the region, and the EBITDA generated by the business over the trailing-twelve-month period was a record for the company. This, in our view, is remarkable and reflects particularly well on management, given this record result was achieved in U.S. dollar terms despite significant depreciation in Latin American currencies in recent years; for example, the Brazilian Real has depreciated by nearly 60% relative to the USD over the past ten years through November 2022. In addition to substantial currency headwinds, those record results were also achieved despite high inflation and all of the pandemic-era challenges that the Quick Serve Restaurant (QSR) industry has faced since early-2020.

Longer-term, we believe Arcos Dorados remains well-positioned to continue its impressive market share growth within Latin America’s highly fragmented (but growing) QSR industry. Indeed, these market share gains seemed to accelerate since the onset of the pandemic, driven by the company’s unmatched free-standing restaurant footprint (a key competitive advantage in servicing Drive- Through and Delivery orders), as well as its scale, financial position, brand, and formal food safety protocols – a key pandemic-era differentiator in a Latin American QSR market that is heavily informal and populated by street stalls and mom-and-pop competitors. These significant advantages notwithstanding, Arcos Dorados shares continue to trade at a wide discount to regional and global peers, despite what we believe to be superior long-term growth opportunities.

Staying in Latin America, BR Properties, our Brazilian commercial property holding, was the fourth-largest positive contributor to Fund performance for the year. In 2022, BR Properties sold a large portion of its office portfolio at a price that represented a significant premium to the implied valuation of the entire company prior to the announcement. We will return to BR Properties later in our discussion of the Fund’s recent activity.

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Emaar Properties

Rounding out the top-five positive contributors to Fund performance in 2022 was Emaar Properties PJSC, a Dubai-based company that develops, owns, and manages real estate. Emaar Properties, a leading property development company in the United Arab Emirates (UAE) and a significant player in several other markets, operates across four main segments: (i) Property Development, where it is a leading master-planned developer with more than 10 projects underway across Dubai and a land bank of over 1.7 billion square feet in the UAE and abroad; (ii) Property Investment, where the company owns and manages a 9.1 million square foot portfolio of mostly retail assets, including the Dubai Mall, the most visited mall in the world; (iii) Hospitality, where it operates hotels encompassing more than 7,000 rooms; and (iv) Entertainment, where the company owns and operates several large tourist attractions in the UAE.

Shares of Emaar Properties were up over 32% in USD terms in 2022. Since we added Emaar Properties to the Fund in March 2021, it has been one of the more significant positive contributors to Fund performance. Emaar Properties’ strong performance since its addition to the portfolio has been largely driven by a rebound in property prices, strong fundamentals in its core businesses, positive corporate developments, and continued progress in the financial markets in Dubai. At the company level, Emaar Properties has reported strong recent business results, with all business segments returning to profitability. The company saw strong growth in revenue and profit within its core property development business as more properties were turned over and the company saw its highest-ever level of sales, reflecting the significant pent-up demand following the pandemic. The malls and hospitality businesses also saw recoveries as more tourists returned to Dubai and consumer spending rose; in fact, tenant sales at the company’s malls recently surpassed pre- pandemic levels. Also, in late-2021, Emaar Properties completed its merger with its majority- owned, formerly publicly listed subsidiary, Emaar Malls PJSC. We believe this merger is a positive step, as Emaar Malls had traded at a discount to its book value and, in our view, Emaar Properties can more fully realize the value of the malls subsidiary now that it is wholly-owned.

Additionally, in the time that we’ve owned Emaar Properties in the Fund, Dubai has continued taking steps to improve its capital markets, announcing in November 2021 its intention to sell stakes in 10 state-owned firms by listing them on the stock market. This is expected to be positive for trading volumes and contribute to the continued growth of Dubai as a key financial hub in the region. Alongside these improvements, Emaar Properties recently removed its limit on foreign ownership of its shares, potentially increasing the company’s weight in indexes and further supporting demand for the shares. This follows other recent developments, including law changes that make Dubai more attractive to foreigners and the normalization of relations with Israel. Further, in April 2022, the UAE government announced amendments to the long-term residency visa scheme to simplify the eligibility criteria – reforms that seem likely to be supportive of increased participation in the UAE property market among expatriates, who have very low home ownership levels (under 30%). With its strong position in Dubai’s real estate market, Emaar Properties stands likely to benefit from an increased pool of interested buyers. While the stock has generated strong returns overall since its addition to the Fund, it continues to trade at a deep discount to our estimate of its NAV and we continue to believe that there is significant further upside potential.

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Notable Detractors: Spectrum Brands Holdings and Despegar.com

As noted earlier, the positive contributions to Fund performance in 2022 were driven by appreciation in a majority of holdings. Among the minority of Fund holdings that declined for the year, there was not much in the way of common, overarching themes. Nonetheless, we would argue that, in many ways, looking at a given period’s largest detractors is often far more interesting than its best recent performers. In our view, this was once again the case in 2022. Namely, the two largest detractors from the Fund’s performance in 2022 were Spectrum Brands Holdings and Despegar.com. Each company is exposed to consumer spending, albeit in different ways (consumer products primarily in the U.S. for Spectrum Brands; Latin American travel for Despegar). As such, each company has faced headwinds in 2022 as inflation has strained consumer budgets. Yet, in each case, we would argue that the long-term investment case remains strong, and we have taken advantage of reduced prices to add to each position in 2022.

Spectrum Brands was the most significant detractor from Fund performance in 2022, with shares of the U.S.-based consumer products company down 45% in USD terms for the year. Although inflation and supply chain challenges across the economy weighed on Spectrum Brands’ shares for much of 2022, the biggest factor that drove the share price decline was the news in September 2022 that the U.S. Department of Justice (DOJ) sued to block Spectrum Brands’ pending sale of its Hardware & Home Improvement (HHI) segment to Assa Abloy, arguing that the deal results in excessive concentration of the market for door locks and related hardware. Both Spectrum Brands and Assa Abloy announced that they will vigorously contest the DOJ’s opposition to the transaction in court, disputing that the proposed transaction would harm competition and arguing that the combination would result in benefits to consumers, including enhanced innovation and product offerings.

Given that this transaction was struck at what we view to be a very attractive price (more on that shortly), this news was clearly a negative development. But looking forward at each of the possible scenarios, we continue to believe Spectrum Brands remains a compelling investment opportunity – even more so after the recent stock price decline. Looking at the alternative paths from here, clearly the most attractive potential outcome, in our opinion (at least in the short-term), would be that either Spectrum Brands ultimately prevails in the dispute, or a settlement is reached in the interim period, allowing the HHI business to be sold at the previously agreed upon terms. Regarding the latter scenario, Assa Abloy recently proposed the sale of its Emtek door hardware and Smart Residential businesses in the U.S. and Canada in an effort to gain DOJ approval of the transaction. A completion of the transaction, as-is, would be a clear positive and, in our opinion, offer substantial potential upside for Spectrum Brands’ stock.

However, it is worth noting that, given the meaningful size of this proposed transaction and its attractive valuation, we believe that even if the size and scope of the sale is ultimately reduced in order to address and alleviate the DOJ’s concerns, the deal is nonetheless quite likely to unlock a significant amount of the company’s latent value, in our opinion. For some perspective on this, the sale of the HHI business alone (if completed on the terms initially laid out) would bring in net proceeds of roughly $3.5 billion, which is over 40% larger than Spectrum Brands’ current equity market capitalization in its entirety of roughly $2.4 billion; post-deal, Spectrum Brands would continue to operate its three other core businesses (Home & Personal Care, Global Pet Care, and

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Home & Garden). Given this wide disparity, we believe the potential for the transaction, even at modified terms, to create significant value for Spectrum Brands shares is considerable.

Finally, even in the event the HHI sale to Assa Abloy is not completed in any form, Spectrum Brands would retain ownership of what we believe is an attractive business that is likely to ultimately be of meaningful interest to other potential strategic and/or financial buyers, given its significant size and market presence that includes a meaningful share of the U.S. market for smart locks (e.g., digital door locks), which has been growing rapidly in recent years. In our view, given the disparate nature of its businesses, Spectrum Brands represents a highly divisible entity with the potential for value realization by the sale of individual business units, potentially at values that we believe, in aggregate, could offer meaningful upside from the current share price.

Despegar.com was the second-largest detractor from Fund performance in 2022, with shares of the largest online travel agency (“OTA”) in Latin America down 38% in USD terms for the year. Given the nature of its business, Despegar stock has faced challenges for the last couple of years amid the COVID-19 pandemic and resultant headwinds facing travel (especially international) across much of Latin America. These issues have obviously weighed meaningfully on business conditions since the onset of the pandemic in Latin America in March 2020. In addition, in 2022, Despegar shares have also been pressured as inflation, rising yields in the U.S., and increased expectations of more meaningful tightening from the Federal Reserve have, at times, weighed on investor sentiment with respect to Emerging Market stocks and on consumer spending in the immediate term, while investor cautiousness towards Brazil in the lead-up to, and aftermath of, its Presidential Election likely contributed in weighing on the stock as well.

However, from a longer-term perspective, we believe Despegar boasts a strong financial position to weather the storm, as it currently operates with roughly $260 million of cash on the balance sheet; for perspective, Despegar’s entire equity market cap is roughly $350 million. While near-term conditions remain challenging, the business continues to gradually recover, with gross bookings during Despegar’s most recent quarters up meaningfully, returning to roughly 94% of 2019 (pre- pandemic) levels, revenues reaching 10% above 2019 levels, and the company achieving positive EBITDA in each of the last four quarters as the travel market continues its recovery. Recent travel statistics in Latin America suggest the recovery is gathering further momentum across the region, as many airline routes that had been suspended during the pandemic resume operation, and as travel-related restrictions have largely been eased across markets. The easing/elimination of restrictions on travel seem likely to support a continued recovery and eventual normalization in activity across Despegar’s markets.

Longer-term, we believe the significant cost cutting steps taken by Despegar during the pandemic will result in a stronger business with improved margins when we eventually exit the current challenging period. In addition, Despegar’s smaller, less well-capitalized competitors are apt to have a tougher time surviving the current downturn – especially the longer it drags on – leaving Despegar, in our view, to take even greater market share when we eventually emerge from this. In fact, Despegar has already taken advantage of its strong financial position in growing its footprint on attractive terms, acquiring (in October 2020) Best Day Travel Group – a leading travel agency in Mexico (which is now one of Despegar’s largest markets) – at what we believe is an exceptionally modest valuation, and with no cash paid up front, reflecting the extreme adversity facing the industry during the pandemic. More recently, in May 2022, Despegar announced the acquisition of ViajaNet, a Brazilian OTA; this transaction represents yet another step taken by Despegar to

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continue to consolidate the market, this time through a small, bolt-on acquisition. These developments, in our view, bode well for Despegar’s competitive positioning as conditions continue to normalize. Given the many attractive attributes of Despegar’s Latin American OTA business, its strong business model, consistent topline growth, and “new economy” status, the stock had historically been too fully valued for us. However, the fallout from COVID-19 offered us the opportunity to invest in a business that we believe has unusually attractive long-term prospects, at what we believe is a discounted valuation based on our estimate of the normalized profitability of the business.

Notable Investment Activity in the Fund

The Fund’s Fiscal 2022 was a busy period, as we strove to take advantage of episodic bouts of short-term volatility and attractive pricing to add to several existing positions in the Fund, in addition to initiating four new positions in the portfolio. Three of the new positions – Bancolombia S.A., Conduit Holdings Ltd., and Itaú CorpBanca – were purchased during the First Half of 2022, and their investment cases were discussed in detail in our May 2022 Semi-Annual Shareholder Letter3. We added another new position, in shares of Yamana Gold Inc., during the Second Half of 2022, and we will highlight its investment case below.

Yamana Gold Inc.

Based in Canada, Yamana Gold is a mid-sized precious metals producer focused on gold but also with some exposure to other metals, such as silver and copper. Yamana holds five principal operating assets in Canada and Latin America (Brazil, Chile, and Argentina), as well as some exploration projects. In our view, perhaps the most interesting of Yamana’s assets is its 50% stake in Canadian Malartic, an attractive operating asset located in Quebec that we believe offers a potential source of meaningful growth in reserves, output, and earnings in the coming years.

However, 2022 was not a particularly kind year for many businesses, precious metals miners included. Gold and silver prices were down for much of the year, reflecting higher interest rates and a stronger U.S. dollar that, at times, seemed to reduce investor appetite for precious metals in the short-term. Combined with higher production costs – be it fuel, the cost of consumables, capital equipment, etc. – that came with recent inflation and supply chain challenges, this resulted in a relative absence of earnings growth visibility in the near-term, pressuring the share prices of many precious metals miners throughout much of the year. Yamana shares were not immune to these developments, and its share price traded down to what we believed to be a considerable discount to estimated NAV.

In late May 2022, Yamana was the subject of an all-stock takeover bid by Gold Fields Ltd., a larger, South African gold producer that sought to bolster its growth prospects by acquiring Yamana.

However, the share exchange proposed by the acquiror (Gold Fields) was vociferously opposed by some of its own shareholders as excessive, and Gold Fields’ share price tumbled roughly 33% in USD terms over the three months following the announcement of the takeover bid. Along with it, Yamana shares declined as well, as they had become linked, in part, to the value of Gold Fields’ shares, if the deal were to go through. Still, Yamana shares did not decline by quite as much as Gold Fields’ stock. This perhaps reflected the non-zero probability of a sweetened bid by Gold Fields or an alternative bid by one of the other larger gold producers – a group that we believe, in general, is

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facing challenges finding quality assets that can produce growth in their gold reserves and earnings. Nonetheless, Gold Fields’ stock price plunge dragged Yamana’s share price down along with it far enough that Yamana stock eventually fell to levels below which it had been trading before Gold Fields’ bid was announced. This, in our opinion, represented a bargain price as-is, which, additionally, did not adequately reflect the attractiveness of Yamana’s asset base and the possibility of either the Gold Fields’ bid falling through or the emergence of a better bid. At that point, we initiated a position in Yamana shares in the Fund.

Since then, another bid for Yamana did, in fact, emerge. In November 2022, Agnico Eagle Mines and Pan American Silver announced a joint bid for Yamana in exchange for $1 billion in cash, 153.5 million shares of Pan American Silver, and 36.1 million shares of Agnico Eagle Mines. If the transaction is completed, Agnico Eagle, the owner of the other 50% stake in the Canadian Malartic mine, would consolidate its control of that operation as well as all of Yamana’s other gold assets, while Pan American Silver would acquire Yamana’s silver properties. Yamana’s Board of Directors deemed this latest, joint bid superior to Gold Fields’ offer; indeed, on a per-share basis, the bid offered a 23% premium to Yamana’s previous day closing price. Shortly thereafter, Gold Fields terminated its proposed bid for Yamana. Since the announcement of the Agnico Eagle/Pan American Silver bid, Yamana shares returned +33% through November 30, 2022. According to management, subject to shareholder votes (among other conditions), the transaction is expected to close in the First Quarter of 2023. We will update you on further developments going forward.

Notable Selling Activity

The most noteworthy selling activity that took place in the Fund in 2022 included the eventual elimination of two holdings – Grupo de Inversiones Suramericana (GrupoSura) and Shinsei Bank – each of which was precipitated by tender offers made at substantial premiums to their respective share prices. In the case of Colombian Holding Company GrupoSura, the Gilinski Group made a first tender offer at a roughly 27% premium to GrupoSura’s prior closing price, followed by a second tender offer at a roughly 23% premium to the first tender offer price. In the case of Shinsei Bank, a public tender offer for the Japanese bank’s shares was made by SBI Holdings, Japan’s largest online brokerage, at a nearly 40% premium to Shinsei Bank’s previous closing price. GrupoSura and Shinsei Bank are two recent examples of event-related value realization in the Fund, a topic that we discussed in detail in our November 2021 Annual Shareholder Letter.

As noted earlier, in 2022 we also eliminated our position in BR Properties, the fourth-largest positive contributor to Fund performance for the year. BR Properties is a Brazilian real estate company, which had assembled what we saw as a high-quality office property portfolio primarily in São Paulo and Rio de Janeiro at attractive prices during a long-running downturn in the property market. In May 2022, BR Properties announced an agreement to sell roughly 80% of its office property portfolio to Brookfield for approximately BRL 5.9 billion in gross proceeds. On a price-to- NAV basis, we estimate that the transaction was priced at a roughly 30% premium to the implied valuation of the entire company based on its share price immediately prior to the announcement. In our opinion, the asset sale was reasonably well-priced at the time of the announcement, given the broader macroeconomic context and political uncertainty surrounding the looming Presidential election in Brazil, but it also essentially “cashed out” a significant proportion of the asset base, thereby capping some of the incremental upside potential going forward. As a result, we decided to sell the Fund’s shares in BR Properties given what we believe to be more attractive investment opportunities for the Fund at this point in time.

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Regime Change and Its Potential Implications for the Fund

As we have noted often (perhaps ad nauseam) over the years, our investment approach is long-term in nature. The Fund’s investment objective is long-term capital appreciation, and the Fund is managed with the goal of achieving attractive risk-adjusted performance over the long run. With a time horizon of five years or more, the Fund is therefore not managed with any short-term performance objectives or benchmark considerations in mind.

Nonetheless, looking back at 2022, a year which was particularly challenging for many investors, the Fund’s positive performance has admittedly been gratifying. As investors, market pundits and other interested parties digested the goings-on as the year wore on, commenting on which types of investments worked well in 2022 and (more typically) which did not; one of the increasingly common refrains heard this year has been about the “regime change” that has taken place. Namely, the long, multi-year run of relatively benign inflation rates and extremely low interest rates came to an end in 2022, weighing on markets in general and disproportionately hitting the prices of many of the biggest market winners of the past several years, including long-popular Technology and Growth stocks, as well as arguably more speculative instruments such as SPACs and cryptocurrency.

Years in the Making

While we would tend to concur with that view, we believe that the seeds of such a regime change were being sown well before 2022. In fact, over the past few years, we had been warning in these pages over various risk factors we thought were developing, which eventually came into play in 2022. For example, in our May 2019 Semi-Annual Report4, we discussed how the prolonged period of outperformance by Growth stocks at the time had led many to wonder if it was actually a “this time really is different” moment at that point in time, and if Value investing was doomed to obsolescence in an increasingly technology-centric world, as many began to suggest. Not surprisingly, we disagreed with that assessment, arguing that Technology stocks, in general, some (but far from all) of which were remarkably successful businesses, nonetheless were priced for near-perfection, incorporating significant “price risk” (potential downside) in the event that the future were to turn out to be not quite as benign and supportive of valuations as the recent past had been. For example, we stated the following:

“Regarding interest rates, while Federal Reserve officials seem to be signaling that cuts are more likely than hikes in the near term, is it really impossible to imagine that at some point in the future, the Fed’s hand might be forced by unexpected inflation driven, perhaps, by supply- side shocks in the form of increased tariffs or a geopolitical crisis? Notably, these various risks to profit margins say nothing of the many high-priced businesses that do not generate profits at all, even in the current environment…and therefore presumably depend on continued access to capital markets at easy terms to continue their growth stories. What if capital markets, at some point, get more demanding?” – The Fund’s May 31, 2019 Semi-Annual Report

To be clear, we were not making any forecasts or predicting that any of the above scenarios would play out (not then, not ever); our crystal ball is no less cloudy than anybody else’s. Rather, we were merely pointing out that on a fundamental, bottom-up level, the valuations of many businesses occupying the most popular, growthy segments of the market at the time were, in our view, pricing

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in a seemingly indefinite continuation of the benign environment that we had seen for many years, despite no shortage of plausible, potential obstacles to that narrative persisting permanently.

As part of our May 2021 Semi-Annual Report5, we included a discussion entitled “Fund Positioning in a Potentially Inflationary World.” At the time, our motivation for tackling this topic was that inflation had just begun to enter the public consciousness after decades of relative dormancy (in the U.S.) and, as a result, we had been receiving numerous questions on the subject and on how the Fund might fare in a more inflationary environment. Again, we did not make any macroeconomic forecasts or participate in the ongoing debate at the time as to whether inflation would be “transitory.” We did, however, share our belief that the Fund’s portfolio, as a result of our conservative valuation methodology that seeks attractive value on an as-is basis, here and now, was populated by out-of-favor assets in old-fashioned, stodgy, tangible asset-centric areas that had been deemed “have nots” under the long-prevailing economic backdrop that included low inflation, low growth rates, and low interest rates against a backdrop of what was otherwise, we would argue, a fully/overpriced general market. We believed that the Fund was relatively well-positioned for a higher inflation environment than the one we had experienced over the past many years, noting, “…Looking at things from a high-level, our portfolio, depressed for a long time under the status quo, seems likely, in our view, to benefit [in a relative sense] from a macroeconomic ‘regime change’.” On the other hand, we (again) noted that numerous new-economy Growth stocks, which, at the time, were trading at what we believed to be nosebleed-high levels despite many not producing positive earnings or cash flows, were particularly vulnerable to a macro regime change, given those lofty valuations were heavily dependent on the promise/hope of cash flows far in the future and on low interest rates to (barely) discount those far-away cash flows to the present.

The Pandemic’s Spark to the Powder Keg

Some of the concerns that we voiced in recent years started to come to pass, with signs of material, observable change beginning in 2021 but, in many ways, not accelerating in earnest until 2022. The world we all had lived in since the Global Financial Crisis (“GFC”) of 2008-2009, one of relatively low rates of economic growth, low interest rates (even negative in some jurisdictions), and benign inflation, came to an end in 2022. Easy-money conditions resulting from the accommodative monetary policies practiced by many Central Banks (most notably the Federal Reserve) for the better part of the past 14 years since the GFC, were essentially then given a super-dose of steroids in 2020, 2021, and even into 2022, amid the COVID-19 shock. The Federal Reserve, the European Central Bank (ECB), and other Central Banks adopted even more novel, aggressive monetary policies alongside massive government fiscal stimulus programs put in place in many countries globally. This coincided with prodigious amounts of debt being issued (some of it at negative nominal interest rates) amid the increasingly experimental monetary policies and the collective loosening of fiscal purse strings on both sides of the Atlantic and other parts of the world – a combination the likes of which were perhaps unprecedented. Combined with the many dislocations created by COVID-19 lockdowns and supply side issues involving various commodities that had already been gradually developing in recent years prior to the pandemic, these forces conspired to eventually let the inflation genie out of the bottle after a long, multi-decade period of containment (relatively speaking). In 2022, the emergence of inflation, in turn, resulted in higher interest rates that have weighed on markets in general, but especially the areas where the wildest excesses of the

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past couple years took place, with fallout (thus far) being felt perhaps most dramatically within the realms of crypto, SPACs, and profitless technology companies, among other areas.

A New Era? Or More of the Same?

Hence, although we agree that a regime change of some sort has taken place, exploding into the public consciousness in 2022, the groundwork for such a shift had been gradually moving into place for quite some time. The risks had been building in recent years, but did not manifest themselves until inflation accelerated in 2022. But is this a “new” era? We don’t think so. Although history does not necessarily repeat, per se, in our view, some of what we experienced in 2022 had some similarities to the 1970s, another era of higher inflation and interest rates. A surge in energy prices drove the initial surge in inflation. A war disrupted supply. In 2020-2021, fiscal and monetary policy stoked demand and set the stage for the inflation to come, in some ways similar to what took place in the late 1960s/early 1970s. Massive fiscal stimulus in the form of pandemic-related transfer payments, coupled with a persistently large defense budget – which seems unlikely to shrink any time soon, given the war in Ukraine and the current geopolitical context – harkens back to the “guns and butter” policies of the late 1960s, in which the U.S. government attempted to fund the Vietnam War, its Cold War efforts, and its Great Society social programs all at the same time.

While hindsight is always 20/20, the preconditions for the changes experienced in 2022 had been building for some time, and the rising risks should have increasingly become readily apparent. Yet, those risks were not adequately reflected in the valuations of large pockets of the market – far from it, in our view.

So, in our view, this isn’t a “new” era. It might seem like a new era to many, however, given the recency bias inherent in humans and the fact that we have lived through a long period of time in which inflation was benign, interest rates were unusually (some might say, artificially) low, and Growth stocks outperformed Value amid extraordinarily supportive general economic/market conditions. Further, these conditions persisted for such a long time (13-14 years) that, at this point, a not-so-insignificant proportion of investment professionals in the industry have spent their entire careers during the post-GFC era of Quantitative Easing (QE) and loose capital market conditions.

This cohort of professionals surely read about and studied other eras of financial history, but, until 2022, they had not yet actually lived through any, making mistakes and gaining invaluable professional and life experience along the way. Thus, it’s perhaps not surprising that this might seem like a new era to many.

But for us, while 2022 certainly saw a change from the investment climate of recent years, we do not view it as a new era, just as we did not agree with the increasingly common declarations in recent years of the (permanent) “death of value investing” amid a new economy. In our view, these overarching market conditions will alternately wax and wane over the years, coming, going, and reappearing over time. At Moerus, we do not base investment decisions on forecasts of market or macroeconomic conditions, how long they might last, etc. For us, those things are very difficult to predict with a sufficient degree of accuracy, consistently enough. Instead, we try to approach investing with a healthy degree of caution, acknowledging that bad things can and will happen, and that we are unlikely to successfully predict such outcomes frequently enough to avoid them all.

Accepting that we are not clairvoyant, we instead focus our efforts on trying to mentally stress-test any prospective investment (before investing as well as thereafter) under various adverse macro scenarios, be it adverse shifts in interest rates, inflation rates, foreign exchange rates, etc. In other words, although we absolutely do not forecast what these variables might be or for how long they

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might persist, we are very interested in analyzing how resilient our portfolio would potentially be in the event that meaningful adverse changes in such variables were to occur and persist. So, in a sense, this has not been a new era for us because nothing has changed, in that striving to keep the possibility of bad things happening (the various ways in which we might lose money) front of mind, however unlikely those scenarios are, has always been an integral part of our approach.

A Road Less Traveled

Although our risk-conscious, value, and fundamentals-based approach was eventually rewarded in 2022, it was a frustrating period prior to that, as the Fund’s relative performance suffered during much of its time since inception – a time in which seemingly endless liquidity appeared to meaningfully favor Growth and attractive “story stocks,” in some cases regardless of valuation or underlying business fundamentals. It is perhaps not surprising that when capital was nearly costless, as was the case in recent years, and when liquidity was as abundant as it had been in recent memory, that such capital would have a tendency to gravitate towards attractive, exciting narratives such as the new economy, the future, etc. In doing so, and emboldened by strong recent performance, we believe capital gradually became less discerning and more forgiving of business models that seemed unlikely to produce positive free cash flow in the present or near-future, thus depending on recurring access to capital markets (on good terms) to continue to operate and keep those stories alive. After all, when fresh capital was available at low or seemingly no cost, it worked well. For many, the choice between a feel-good, exciting story about the future and a boring “old economy” investment was an easy one regardless of actual underlying fundamentals, as long as the capital taps remained open.

Higher up on the quality spectrum, some of the large “new economy” stocks, in fact, have been tremendously successful businesses and do produce prodigious cash flows (some of the familiar Big Tech names come to mind). For many, in the absence of meaningful inflation or interest rates to take into account, valuation considerations (among others) took a back seat to the allure of business quality and “growth at a reasonable price.” Strong performance of such stocks in the post- GFC era and especially in the pandemic-era only fueled this tendency further. Owning those stocks worked exceedingly well in recent years leading up to 2022, and, perhaps in part due to this string of success, investors increasingly seemed to extrapolate into the future with the expectation that the trend might continue indefinitely, thereby bucking a historically cyclical record in which Growth and Value have had alternating, respective periods of outperformance. In a development that we found curious, it became not uncommon to find some of the same names in the portfolios of some of the most successful, highly respected Value investors, as we would find in the portfolios of Growth investors. Correlations seemed to increase between benchmark indices and the most popular segments of the market such as the Technology sector, as well as between funds and indices, and even, to some extent, among self-described Growth and Value investors.

But, in 2022, the situation that was perhaps years in the making changed, with inflation sparking interest rate hikes that began to impose higher costs of capital on businesses. More risk-averse capital markets were suddenly less forgiving of extended valuations and business models that were/are overly reliant on easy money to fund money-losing operations today in the hopes of future profits. Over the past several years, we strove to remain disciplined in that approach and philosophy rather than make concessions to chase performance in an effort to “keep up with the Joneses.” Sticking to our knitting might have resulted in our being accused of being dinosaurs by some amid a frustrating period of relative performance, but it also resulted in the Fund’s 2022

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performance that looked quite different from that of the benchmark and the portfolios of many fellow investors amid an investment landscape that has clearly changed, which was gratifying.

Looking Forward

Looking forward into 2023 and beyond, it might not surprise you to hear that we (again) have no brilliant forecasts to share about inflation, interest rates, or any other macroeconomic variables. If recent interest rate hikes contribute to a meaningful economic slowdown or recession, inflation rates could very well slow down from the ones experienced in 2022. If so, this could potentially allow for the Federal Reserve “pause” and “pivot” that market pundits have been waiting for (impatiently) ever since the Federal Reserve first started raising interest rates. On the other hand, it is unclear to us whether some of the primary factors that we believe drove the initial surges in inflation – for example, years of underinvestment in various Natural Resources (Energy, Agriculture, Metals, etc.) that are critical to supporting long-term economic growth and rising living standards – have been addressed adequately enough in terms of long-term solutions on the supply- side (we have our doubts). Thus, if a Federal Reserve pause or pivot does indeed come and the economy begins to recover or even heat back up, it is possible that inflation in some of those same areas could reemerge if supply once again struggles to keep up with a recovery in demand.

Alternatively, stagflation (slow economic growth coinciding with high inflation) is yet another possible scenario. Simply put, we do not know whether inflation will go up or down from here, and we will not base any investment decisions on our ability to predict which path the economy will take.

With that said, we believe it is reasonably likely that inflation in the years ahead, while subject to cyclical volatility, might (in general and on average) remain higher than what we experienced throughout much of the past decade-plus in the wake of the GFC. In recent years, in addition to massive monetary and fiscal stimulus, another development that we have observed has been increased ructions in international trade (e.g., between the U.S. and China) and, in some cases, explicit barriers coming into play, with respective governments seemingly becoming increasingly interventionist in matters of trade and economic policy. In Europe, an energy crisis was sparked by the Russian invasion of Ukraine, another development that seems likely to result in more government intervention, not less. We believe that all of these factors, taken in combination, point to an increased probability of a period ahead with variable, volatile changes in the rate of inflation, but one in which, in general, inflation seems likely to remain higher than it had done in the post- GFC era of modest economic growth, less government intervention, and freer international trade.

Investment Implications: The Return of Fundamentals

We believe that, perhaps more so today than at any point in the recent past, individual investment selection and the fundamentals behind it – the valuations, financial positions, and long-term prospects of the underlying businesses, etc. – are beginning to matter more in determining investment outcomes in the current context, with inflation and geopolitical risks rising and the cost of capital increasing from the artificially low levels seen throughout the post-GFC era of QE. In our view, while there will certainly be volatility along the way, we believe such an environment bodes well for the Fund because our investment approach has always remained focused on valuation and the long-term fundamentals. We believe the following attributes (among others) that we seek in a given investment, some of which seemed near-irrelevant in determining investment outcomes in recent years, began to matter more in 2022 and, in our view, are apt to continue to do so:

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Valuation: In a world in which higher inflation and interest rates result in a higher cost of capital for businesses (if capital is available at all in times of distress), we believe an attractive valuation is as important as ever in reducing price risk and providing downside protection as well as upside potential (because, for an undervalued security, pessimism is priced in more than optimism). Looking at valuations across the Fund’s portfolio, across different metrics, many holdings in the Fund own tangible, in-place assets, often marked at what we believe to be discounted valuations today. Others are, in our estimation, trading at depressed multiples of the profitability or cash flow we believe they could generate under normalized scenarios. Still others are trading at discounts to what we estimate they would be worth to a potential strategic or financial acquiror in “normal” conditions (i.e., neither a hyped nor distressed transaction). Some holdings are, in our view, combinations of one or more of the above. On a portfolio basis, for one statistical indicator of the disparity in valuations between the Fund and the broader market, as of November 30, 2022, the Price-to-Book Value ratio (P/B) of the Fund was 0.84x, as compared to 2.63x for the benchmark MSCI ACWI6.

Financial Position Strength: We have always believed that strong balance sheets and a business model that does not rely on recurring access to capital markets are critical attributes in providing a business with the survivability and wherewithal to make it through difficult times. It also can often provide management with the flexibility to take advantage of financially weaker competitors during challenging times by opportunistically acquiring assets or reinvesting organically in the business.

We believe these attributes take on greater importance in a world where external capital is more difficult to come by and interest costs on debt are higher.

Long-Term Value Creation: In our view, the timing of value realization is unpredictable, and trying to prove otherwise is a fool’s errand (at least for us). Because a given stock may remain out of favor in the market for an indeterminate period of time (for those who insist on deeply discounted valuations, this often does not end overnight), we believe it is important that long-term value creation is occurring at the underlying businesses over time. Our earlier discussion of performance in 2022 included some instances in which we believe company management teams are achieving long-term value creation. Examples of ways this can be done include acquiring assets cheaply (e.g., Tidewater, IPC, Despegar), selling assets at attractive prices (e.g., Spectrum Brands), or repurchasing shares at discounts to NAV (e.g., IPC). We believe these types of transactions, if well executed, can be major contributors in the long-term building of business value (and NAV growth) while investors “wait” for those efforts to eventually be rewarded either by the market, a takeover, or other means.

In Conclusion

While the regime change that took place across the investment world in 2022 may have represented something new and challenging for many in the markets, to us, it represented the early stages of a process in which valuation and fundamentals seem to be reasserting their critical role in determining long-term, risk-adjusted investment returns. While this may very well continue to result in a bumpy road for markets, in 2023, we intend to remain focused on the long run, for which we believe the Fund is well positioned (short-term volatility notwithstanding), given our focus on what we believe to be well-financed, deeply discounted investment opportunities in areas that are better suited in a relative sense for a higher inflation, higher interest rate environment than we had

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experienced over the past decade. These areas include Natural Resources (Energy, Agriculture, Uranium, Precious Metals); Latin America, a long-depressed, deeply discounted region whose local currencies may benefit from higher Natural Resource prices; and Financial Services (Banks, Insurance, etc.), which could potentially benefit to varying degrees from higher interest rates.

This was not by design, per se; rather, it was merely the result of where we have been finding what we believe to be the most attractively priced, bottom-up investment opportunities in recent years. To the extent that markets continue to rediscover the importance of valuation and fundamentals in 2023 and beyond, we believe the Fund is well positioned to benefit from such an environment.

Over the long run, we continue to believe that the unusually attractive valuations, sound long-term fundamentals, and staying power of many Fund holdings offer attractive margins of safety and bode well for the portfolio’s prospective risk-adjusted returns – particularly in a world where broader benchmark indices continue to trade at what we see as rich valuations.

As always, many thanks for your continued support, interest, and curiosity. We look forward to writing you again later in the year. Best wishes for a healthy, happy, safe, and prosperous 2023.

Sincerely,

Amit Wadhwaney, Portfolio Manager

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© 2023 Moerus Capital Management, LLC (“Moerus”) is a registered investment adviser. The information set forth herein is informational in nature and is not intended to be investment advice. This information reflects the opinion of Moerus on the date written and is subject to change at any time without notice. Due to various factors including, but not limited to, changing market conditions, the content may no longer reflect our current opinions or positions. Performance figures reflected herein are presented net of fees. Past performance is not an indicator or guarantee of future results.

Investing in mutual funds involves risks including the possible loss of principal and there can be no assurance that any investment will achieve its objectives. International investing involves increased risk and volatility due to currency fluctuations, economics and political conditions, and differences in financial reporting standards.

The preceding information is not being provided in a fiduciary capacity, and it is not intended to be, and should not be considered as, impartial investment advice.

The MSCI ACWI ex USA Index (USD) captures large and mid-cap representation across 22 of 23 Developed Market countries (excluding the U.S.) and 24 Emerging Market countries. With 2,261 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S.

The MSCI Emerging Markets Index captures large and mid-cap representation across 24 Emerging Markets (EM) countries. With 1,377 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI ACWI Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across 23 Developed Markets countries and 24 Emerging Markets countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

The MSCI ACWI Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 23 Developed Markets countries and 24 Emerging Markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

Current and future portfolio holdings are subject to change and risk.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-844-MOERUS1 or by visiting www.moerusfunds.com. The prospectus should be read carefully before investing. The Moerus Worldwide Value Fund is distributed by Foreside Fund Services, LLC, Member FINRA.

www.moerusfunds.com

Fund Performance - (Unaudited)
November 30, 2022

Moerus Worldwide Value Fund

The Fund’s performance figures* for the periods ended November 30, 2022, compared to its benchmark:

Fund/Index	One Year	Average Annual	Average Annual
		Five Year	Since Inception** - November 30, 2022
Moerus Worldwide Value Fund - Class N	13.29%	1.09%	4.88%
Moerus Worldwide Value Fund - Institutional Class	13.60%	1.34%	5.14%
MSCI AC World Index	(11.62)%	6.42%	9.12%

Moerus Worldwide Value Fund vs. MSCI AC World Index (USD)
Comparison of Change in Value of $100,000 Investment

Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index returns do not reflect expenses, which have been deducted from the Fund’s return. The Class N and Institutional Class returns are calculated using the traded NAV on November 30, 2022. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total operating expense ratio, as stated in the fee table in the Fund’s Prospectus dated March 30, 2022, is 1.93% for Class N shares and 1.68% for Institutional Class shares. Moerus Capital Management, LLC (the “Adviser”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2023, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) will not exceed 1.65% and 1.40% for Class N and Institutional Class Shares, respectively. The fee waiver and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within three years after the fees were waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days written notice to the Adviser. Absent this agreement, the performance would have been lower. For performance information current to the most recent month-end table, please call 1-844-MOERUS1. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND ARE NOT PREDICTIVE OF FUTURE RESULTS.

*	Performance data quoted is historical.

**	Inception date is May 31, 2016.

***	The MSCI AC World Index (USD) captures large and mid cap representation across 23 Developed Markets and 24 Emerging Markets countries. With 2,893 constituents, the index covers approximately 85% of the global investable equity opportunity set. You cannot invest directly in an index.

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

Management Discussion of Fund Performance

The Moerus Worldwide Value Fund (the “Fund”) generated returns of +13.29% and +13.60% (net of fees) for the Class N share class and Institutional Class, respectively, during the twelve months ended November 30, 2022 (“2022” or “the year”). For comparison purposes only, the MSCI All Country World Index returned -11.62% (net) over the same period.1 Despite a challenging general backdrop that saw many corners of global markets decline in 2022, the Fund performed well in both an absolute sense and relative to the benchmark index. Although the Russian invasion of Ukraine and its spillover effects (e.g., the spike in oil & gas prices, inflation and exacerbated supply chain issues) weighed on some components of the Fund (including some holdings exposed to consumer spending and others based in Continental Europe), those declines were more than amply offset by significant gains in other areas, including Natural Resources (Energy and Agriculture) and some of the Fund’s Latin American holdings.

The Fund’s performance in 2022 could (albeit simplistically) be explained by both what we have and what we have not done in constructing the portfolio. Starting with the latter, in recent years, we have often argued that the stock prices of many of the most popular names in the broader market had run well ahead of underlying fundamentals and even optimistic expectations for the future. We avoided such segments of the market due to what we saw as excessive levels of long-term “price risk” (due to overextended valuations). Yet, for much of the six-plus years since the Fund’s inception, this decision weighed on relative performance, as many stocks (including leading index constituents) that we saw as expensive got even more expensive, in our view, outperforming the Fund’s out-of-favor holdings. In 2022, however, investment climate shifted significantly. Rising inflation and interest rates pressured markets in general, but especially some of those most expensive, popular pockets of the market (e.g., Growth and Technology) that we have avoided in the Fund for years due to price (and other concerns). This contributed to the Fund’s 2022 relative performance.

On the other hand, many of what we believed to be the most attractively valued opportunities that we have found in recent years tended to reside in long-unpopular areas, starved of investor capital, with discounted valuations, in our view, as a result. They include real, tangible asset-centric areas, such as the Natural Resource sector (Energy, Agriculture, Metals) – a group long taken for granted, though that could potentially be changing in a higher-inflation world – as well as geographies like Latin America, a resource-rich region that had suffered through a long downturn that was further exacerbated by the pandemic. In 2022, these same areas of our portfolio performed quite well in rocky waters, as evidenced by leading contributions to Fund performance coming from the Fund’s Energy-related and select Latin American holdings during the period. While the Fund’s strong performance in 2022 was the result of appreciation from a majority of holdings, we will focus our discussion below on the most significant and notable themes and drivers of performance, among others. Please note, however, that as long-term investors, we are much more focused on fundamentals, company-specific developments and the longer-term investment cases supporting the Fund’s investments – which, importantly, remain quite encouraging, in our opinion.

The most material contributor by sector to the Fund’s performance (by a wide margin) in 2022 was the Fund’s Energy-related (most notably, Oil & Gas-related) holdings. This was driven primarily by strong appreciation from Tidewater and International Petroleum Corporation (IPC), the largest and

[1]	Source: MSCI for Index data.

second-largest overall contributors to Fund performance, respectively, for the year. The Fund’s Oil & Gas-related holdings benefited in 2022 from oil and natural gas prices remaining robust after a recovery from COVID-19 related declines. Prior to Russia’s invasion of Ukraine, oil prices had already risen significantly off of pandemic-sparked lows as the global economy re-opened. In addition to a recovery in demand, oil prices were also supported by the supply side of the market, which had, for years, been constrained by low levels of reserve replacement and reinvestment that only plunged even further at the onset of the pandemic. These forces on both the supply and demand sides drove a recovery in oil prices. Subsequently, the Russian invasion of Ukraine drove an additional surge in oil and gas prices, which then moderated in the latter half of 2022, but has stayed relatively high compared to recent years. The crisis also seems to have brought to the forefront strategic challenges that the West must address over the longer term, such as energy security, dependence on Russia for a significant proportion of energy needs (in particular, Europe’s reliance on Russian natural gas), and the resultant need to seek alternative, more diversified sources of energy supply. In addition, both Tidewater and IPC shares benefited from company- specific developments that were encouraging, in our view. Shares of Tidewater, a U.S.-based provider of offshore supply vessels (OSVs) and support services to the Offshore Energy industry, benefited in 2022 from recent company results that have highlighted meaningfully improved conditions in the Offshore Energy space, which appears (in our view) to be reaching an inflection point after coming out of an over seven-year, industry-wide depression. Like Tidewater, shares of oil and gas producer IPC have benefited from the recovery in oil prices that has resulted in significant free cash flow generation for the company, which the company put to use, in part, by accelerating its share repurchases – in line with management’s stated capital allocation framework to materially increase returns to shareholders in a higher oil price environment.

Looking at our portfolio by geography, perhaps the most notable positive contribution came from Latin America, a region that is home to the third-largest and fourth-largest overall contributors to Fund performance in 2022: Arcos Dorados Holdings and BR Properties, respectively. As a group, the Fund’s Latin American holdings lagged the previous year in 2021 amid various sources of pandemic-related, macroeconomic, and political uncertainty that weighed on equity markets and on Latin American currencies. In our November 2021 Annual Shareholder Letter last year, we discussed in greater detail how, despite the adversity, we believed Latin America to be a source of some of our most attractive investment opportunities. In 2022, Latin America was a meaningful positive contributor to Fund performance. Shares of Arcos Dorados, the exclusive McDonald’s franchisee throughout much of Latin America and the Caribbean, performed well in 2022, driven by what was, in our view, a series of strong business results; most recently, its Third Quarter of 2022 results included systemwide comparable sales growth of 34% year-over-year, driven by higher customer traffic and market share gains across the region. BR Properties, a Brazilian commercial property holding, was the fourth-largest positive contributor to Fund performance for the year. In 2022, BR Properties sold a large portion of its office portfolio at a price that we believe represented a significant premium to the implied valuation of the entire company prior to the announcement.

Rounding out the top-five positive contributors to Fund performance in 2022 was Emaar Properties PJSC, a Dubai-based company that develops, owns, and manages real estate. Emaar Properties’ strong performance in 2022 was largely driven, in our view, by a combination of a rebound in property prices, strong fundamentals in its core businesses, positive corporate developments, and continued progress in the financial markets in Dubai.

On the negative side, the two largest detractors from the Fund’s performance in 2022 were Spectrum Brands Holdings and Despegar.com. Each company is exposed to consumer spending, albeit in different ways (consumer products primarily in the U.S. for Spectrum Brands; Latin American travel for Despegar). As such, each company has faced headwinds in 2022 as inflation has strained consumer budgets. In the case of Spectrum Brands, its share price was additionally negatively impacted by the U.S. Department of Justice suing to prevent the sale of one of Spectrum Brands’ businesses. In the case of Despegar, we believe shares were adversely impacted by residual pandemic-related headwinds for international travel, concerns about the impact of inflation on consumer spending, and general investor cautiousness towards Brazil in the lead-up to, and aftermath of, its Presidential Election. However, in each case, we would argue that the long-term investment case remains strong, and we added to each position in 2022.

In closing, it is important to note that the investment objective of the Fund is long-term capital appreciation, and that the Fund typically invests with a time horizon of roughly five years (or more, in some cases). For these reasons, the Fund is not managed according to any short-term performance objectives or benchmark considerations. As we have detailed in the preceding Annual Shareholder Letter, we remain encouraged by what we view as positive long-term, fundamental developments across much of the Fund’s portfolio.

Expense Ratio: Class N: 1.65% / Class Inst.: 1.40%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Returns are shown net of fees and expenses and assume reinvestment of dividends and other income. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Investment performance reflects expense limitations in effect. In the absence of such expense limitations, total return would be reduced.

The Fund’s Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2023 to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, brokerage fees and commissions, borrowing costs, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, or extraordinary expenses such as litigation) will not exceed 1.65% and 1.40% for Class N and Institutional Class Shares, respectively.

The inception date of the Moerus Worldwide Value Fund is May 31, 2016.

The MSCI All Country World Index Net (USD) is an unmanaged index consisting of 47 country indices comprised of 23 developed and 24 emerging market country indices and is calculated with dividends reinvested after deduction of withholding tax. The Index is a trademark of MSCI Inc. and is not available for direct investment.

Current and future portfolio holdings are subject to change and risk.

Investing in Mutual Funds involves risks including the possible loss of principal and there can be no assurance that any investment will achieve its objectives. International investing involves increased risk and volatility due to currency fluctuations, economics and political conditions, and differences in financial reporting standards.

MOERUS WORLDWIDE VALUE FUND
SCHEDULE OF INVESTMENTS
November 30, 2022

Shares		Fair Value
	COMMON STOCKS — 96.1%
	ASSET MANAGEMENT - 9.5%
20,395	Aker ASA	$1,576,135
1,109,417	Dundee Corporation(a)	1,278,358
23,237	EXOR N.V.(a)	1,817,706
		4,672,199
	BANKING - 14.5%
172,993	Bancolombia S.A.	1,433,159
2,214,009	IDFC First Bank Ltd.(a)	1,595,927
547,999,208	Itau CorpBanca Chile S.A.	1,088,846
467,377	Metro Bank plc(a)	540,926
201,718	Standard Chartered plc	1,501,449
71,419	UniCredit SpA	969,120
		7,129,427
	CHEMICALS - 2.0%
12,258	Nutrien Ltd.	985,543

	FORESTRY, PAPER & WOOD PRODUCTS - 2.3%
339,207	Canfor Pulp Products, Inc.(a)	1,114,585

	HOUSEHOLD PRODUCTS - 2.6%
23,858	Spectrum Brands Holdings, Inc.	1,270,916

	INSTITUTIONAL FINANCIAL SERVICES - 4.8%
1,099,660	Edelweiss Financial Services Ltd.	902,913
39,134	Jefferies Financial Group, Inc.	1,486,701
		2,389,614
	INSURANCE - 7.7%
338,700	Conduit Holdings Ltd.	1,633,332
20,714	NN Group N.V.	876,644
690,303	Westaim Corporation (The)(a)	1,288,070
		3,798,046
	INTERNET MEDIA & SERVICES - 2.9%
260,473	Despegar.com Corporation(a)	1,406,554

See accompanying notes to financial statements.

MOERUS WORLDWIDE VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Shares		Fair Value
	COMMON STOCKS — 96.1% (Continued)
	LEISURE FACILITIES & SERVICES - 2.8%
186,705	Arcos Dorados Holdings, Inc., Class A	$1,398,420

	METALS & MINING - 12.3%
37,007	Cameco Corporation	901,543
192,752	Major Drilling Group International, Inc.(a)	1,319,728
384,848	Osisko Mining, Inc.(a)	1,027,093
31,270	Wheaton Precious Metals Corporation	1,220,468
290,635	Yamana Gold, Inc.	1,586,868
		6,055,700
	OIL & GAS PRODUCERS - 3.3%
140,571	International Petroleum Corporation/Sweden(a)	1,606,185

	OIL & GAS SERVICES & EQUIPMENT - 7.8%
285,296	Enerflex Ltd.	1,891,850
64,468	Tidewater, Inc.(a)	1,959,827
		3,851,677
	REAL ESTATE INVESTMENT TRUSTS – 6.3%
2,710,281	Cromwell Property Group	1,297,005
6,284,764	Hammerson plc	1,824,504
		3,121,509
	REAL ESTATE OWNERS & DEVELOPERS - 8.6%
769,462	Emaar Properties PJSC	1,273,639
1,074,440	Sino Land Company Ltd.	1,335,697
920,917	Straits Trading Company Ltd.	1,630,996
		4,240,332
	RETAIL - CONSUMER STAPLES - 3.1%
385,200	Cia Brasileira de Distribuicao	1,525,603

	SPECIALTY FINANCE - 2.6%
15,927	Bajaj Holdings & Investment Ltd.	1,233,282

See accompanying notes to financial statements.

MOERUS WORLDWIDE VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Shares		Fair Value
	COMMON STOCKS — 96.1% (Continued)
	TRANSPORTATION & LOGISTICS - 3.0%
16,876	Copa Holdings S.A., Class A(a)	$1,478,844

	TOTAL COMMON STOCKS (Cost $41,227,319)	47,278,436

	SHORT-TERM INVESTMENTS - 4.7%
	MONEY MARKET FUND - 4.7%
2,288,772	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio, Institutional Class, 3.39% (b) (Cost $2,288,772)	2,288,772

	TOTAL INVESTMENTS – 100.8% (Cost $43,516,091)	$49,567,208
	LIABILITIES IN EXCESS OF OTHER ASSETS – (0.8)%	(398,405)
	NET ASSETS – 100.0%	$49,168,803

LTD	- Limited Company

NV	- Naamioze Vennootschap

PJSC	- Public Joint-Stock Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

S/A	- Société Anonyme

(a)	Non-income producing security.

(b)	Rate disclosed is the seven-day effective yield as of November 30, 2022.

See accompanying notes to financial statements.

MOERUS WORLDWIDE VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Diversification of Assets
Top 10 Holdings by Asset Class or Industry	% of Net Assets
Banking	14.5%
Metals & Mining	12.3%
Asset Management	9.5%
Real Estate Owners & Developers	8.6%
Oil & Gas Services & Equipment	7.8%
Insurance	7.7%
Real Estate Investment Trusts	6.3%
Institutional Financial Services	4.8%
Oil & Gas Producers	3.3%
Retail - Consumer Staples	3.1%
Other	18.2%
Total	96.1%
Money Market Funds	4.7%
Liabilities In Excess of Other Assets	(0.8)%
Grand Total	100.0%

See accompanying notes to financial statements.

MOERUS WORLDWIDE VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Diversification of Assets
Country	% of Net Assets
Canada	28.9%
United States	9.6%
United Kingdom	7.9%
India	7.6%
Italy	5.6%
Bermuda	3.3%
Singapore	3.3%
Norway	3.2%
Brazil	3.1%
Panama	3.0%
Colombia	2.9%
Argentina	2.9%
Uruguay	2.9%
Hong Kong	2.7%
Australia	2.6%
United Arab Emirates	2.6%
Chile	2.2%
Netherlands	1.8%
Total	96.1%
Money Market Funds	4.7%
Liabilities In Excess of Other Assets	(0.8)%
Grand Total	100.0%

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2022

ASSETS
Investment securities:
Securities at Cost	$43,516,091
Securities at Value	$49,567,208
Cash	42,692
Foreign cash (cost $30)	39
Receivable for Fund shares sold	70,000
Dividends and interest receivable	112,327
Prepaid expenses and other assets	6,489
TOTAL ASSETS	49,798,755

LIABILITIES
Payable for Fund shares redeemed	425,224
Investment advisory fees payable	12,894
Payable to related parties	15,788
Distribution (12b-1) fees payable	190
Deferred capital gains tax payable	157,010
Accrued expenses and other liabilities	18,846
TOTAL LIABILITIES	629,952
NET ASSETS	$49,168,803

Net Assets Consist of:
Paid in capital	$51,289,041
Accumulated deficit	(2,120,238)
NET ASSETS	$49,168,803

Net Asset Value Per Share:
Class N Shares:
Net Assets	$955,029
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	77,203
Net asset value, offering price and redemption price per share	$12.37	(a)
(Net assets/Shares of Beneficial Interest)

Institutional Class Shares:
Net Assets	$48,213,774
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,885,505
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest)	$12.41	(a)

(a)	The NAV for Class N and the Institutional Class shown above differs from the traded NAV on November 30, 2022 due to financial statement rounding and/or financial statement adjustments.

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2022

INVESTMENT INCOME
Dividends (net of $74,172 foreign withholding taxes)	$769,868
Non-cash dividend	302,070
Interest	26,239
TOTAL INVESTMENT INCOME	1,098,177

EXPENSES
Investment advisory fees	427,820
Administrative services fees	97,779
Custodian fees	73,908
Transfer agent fees	34,760
Accounting services fees	30,362
Registration fees	28,785
Audit and tax fees	19,840
Compliance officer fees	18,871
Legal fees	18,106
Shareholder reporting expenses	15,792
Trustees’ fees and expenses	14,346
Distribution (12b-1) fees:
Class N	2,250
Insurance expense	1,648
Other expenses	2,651
TOTAL EXPENSES	786,918
Fees waived by Adviser	(153,840)
NET EXPENSES	633,078

NET INVESTMENT INCOME	465,099

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain from investments and foreign currency translations (net of capital gains tax paid of $42,262)	1,871,864
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations (net of increase in deferred capital gains tax of $40,224)	3,050,670

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	4,922,534

NET INCREASE IN NET ASSETS FROM OPERATIONS	$5,387,633

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	November 30, 2022	November 30, 2021

FROM OPERATIONS:
Net investment income	$465,099	$52,726
Net realized gain from investments	1,871,864	757,877
Net change in unrealized appreciation (depreciation) on investments	3,050,670	5,218,319
Net increase in net assets resulting from operations	5,387,633	6,028,922

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Class N	(41,523)	(4,900)
Institutional Class	(2,072,591)	(253,038)
Decrease in net assets from distributions to shareholders	(2,114,114)	(257,938)

FROM SHARES OF BENEFICIAL INTEREST:
Proceeds from shares sold:
Class N	201,394	208,025
Institutional Class	9,364,596	6,226,755
Net asset value of shares issued in reinvestment of distributions to shareholders:
Class N	41,409	4,889
Institutional Class	2,068,898	252,744
Payments for shares redeemed:
Class N	(188,016)	(437,461)
Institutional Class	(4,873,238)	(6,976,838)
Net increase (decrease) in net assets from shares of beneficial interest	6,615,043	(721,886)

TOTAL INCREASE IN NET ASSETS	9,888,562	5,049,098

NET ASSETS:
Beginning of Year	39,280,241	34,231,143
End of Year	$49,168,803	$39,280,241

SHARE ACTIVITY
Class N:
Shares Sold	16,585	17,903
Shares Reinvested	3,710	472
Shares Redeemed	(15,729)	(37,345)
Net increase (decrease) in shares of beneficial interest outstanding	4,566	(18,970)
Institutional Class:
Shares Sold	777,284	536,099
Shares Reinvested	185,219	24,373
Shares Redeemed	(409,488)	(617,024)
Net increase (decrease) in shares of beneficial interest outstanding	553,015	(56,552)

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class N
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$11.49	$9.81	$11.22	$11.01	$12.86

Activity from investment operations:
Net investment income (loss) (1)	0.09	(0.01)	0.05	0.08	0.09
Net realized and unrealized gain (loss) on investments	1.38	1.74	(1.33)	0.29	(1.85)
Total from investment operations	1.47	1.73	(1.28)	0.37	(1.76)
Paid-in-capital from redemption fees	—	—	—	0.00 (2)	0.00	(2)

Less distributions from:
Net investment income	(0.59)	(0.05)	(0.13)	(0.16)	(0.03)
Net realized gain	—	—	—	—	(0.06)
Total distributions	(0.59)	(0.05)	(0.13)	(0.16)	(0.09)

Net asset value, end of year	$12.37	$11.49	$9.81	$11.22	$11.01

Total return (3)	13.32%	17.72%	(11.59)%	3.49%	(13.79	)% (4)

Net assets, end of year (000s)	$955	$835	$898	$1,007	$1,032

Ratio of gross expenses to average net assets (5)	1.99%	1.92%	2.20%	1.92%	1.87%

Ratio of net expenses to average net assets	1.65%	1.65%	1.65%	1.65%	1.65%

Ratio of net investment income (loss) to average net assets	0.77%	(0.10)%	0.52%	0.69%	0.73%

Portfolio Turnover Rate	34%	28%	29%	21%	14%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Less than $0.005 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the Adviser not absorbed a portion of the Fund expenses, total returns would have been lower. Total return represents aggregate total return based on net asset value.

(4)	As a result of a trade error, the Fund’s Class N experienced a loss totaling $21 for the year ended November 30, 2018, all of which was reimbursed by the Adviser; there was no effect on total return due to the trade error.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$11.54	$9.84	$11.25	$11.05	$12.90

Activity from investment operations:
Net investment income (1)	0.12	0.02	0.07	0.11	0.12
Net realized and unrealized gain (loss) on investments	1.37	1.75	(1.33)	0.28	(1.86)
Total from investment operations	1.49	1.77	(1.26)	0.39	(1.74)

Paid-in-capital from redemption fees	—	—	—	0.00 (2)	0.00	(2)

Less distributions from:
Net investment income	(0.62)	(0.07)	(0.15)	(0.19)	(0.05)
Net realized gain	—	—	—	—	(0.06)
Total distributions	(0.62)	(0.07)	(0.15)	(0.19)	(0.11)

Net asset value, end of year	$12.41	$11.54	$9.84	$11.25	$11.05

Total return (3)	13.53%	18.12%	(11.35)%	3.68%	(13.55	)% (4)

Net assets, end of year (000s)	$48,214	$38,446	$33,333	$45,191	$52,443

Ratio of gross expenses to average net assets (5)	1.74%	1.67%	1.95%	1.67%	1.62%

Ratio of net expenses to average net assets	1.40%	1.40%	1.40%	1.40%	1.40%

Ratio of net investment income to average net assets	1.04%	0.14%	0.75%	0.95%	1.00%

Portfolio Turnover Rate	34%	28%	29%	21%	14%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data

(2)	Less than $0.005 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the Adviser not absorbed a portion of the Fund expenses, total returns would have been lower. Total return represents aggregate total return based on net asset value.

(4)	As a result of a trade error, the Fund’s Institutional Class experienced a loss totaling $900 for the year ended November 30, 2018, all of which was reimbursed by the Adviser; there was no effect on total return due to the trade error.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 2022

1.	ORGANIZATION

The Moerus Worldwide Value Fund (the “Fund”) is a diversified series of Northern Lights Fund Trust IV (the “Trust”), a trust organized under the laws of the State of Delaware on June 2, 2015, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is long-term capital appreciation. The Fund commenced operations on May 31, 2016.

The Fund currently offers Class N and Institutional Class shares, which are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”. Fund level income and expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on their relative net assets within the Fund. Class specific expenses are allocated to that share class.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost which approximates fair value. Securities traded on a foreign exchange which has not closed by the valuation time or for which the official closing prices are not available at the time the net asset value per share (“NAV”) is determined may use alternative market prices provided by a pricing service.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Mutual funds are valued at their respective NAV as reported by such investment companies. Exchange-traded funds (“ETFs”) are valued at the last reported sale price or official closing price. Mutual funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. The shares of many closed-end investment companies and ETFs, after their initial public offering, frequently trade at a price per share, which is different than the NAV. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities are valued using the “fair value” procedures approved by the Board. The Board has designated the adviser as its valuation designee (the “Valuation Designee”) to execute these procedures. The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security- specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 2022

Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that affects the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund values its investments utilizing various methods to measure their fair value on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 2022

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2022 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$47,278,436	$—	$—	$47,278,436
Money Market Fund	2,288,772	—	—	2,288,772
Total	$49,567,208	$—	$—	$49,567,208

The Fund did not hold any Level 2 or Level 3 securities during the year.

*	Please refer to the Schedule of Investments for industry classifications.

Foreign Currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

Foreign Currency Risk: Currency investing and trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchanges in exchange rates. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Investment Risk: Foreign investing involves adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

Concentration of Risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters,

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 2022

climate change or climate–related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on companies and markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using effective yield method. Dividend income and expense are recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends and foreign capital gain taxes have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. As of November 30, 2022, the Fund recorded a deferred liability for potential future Indian capital gains taxes of $157,010. During the year ended November 30, 2022, the Fund paid Indian capital gains taxes in the amount of $42,262.

Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP and are recorded on the ex-dividend date. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards, etc.) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Cash and cash equivalents – Cash and cash equivalents are held with a financial institution and include demand deposits and short-term, liquid investments with an original maturity of three months or less. The assets of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy and there has been no history of loss.

Federal Income Tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to shareholders. Therefore, no provision for federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years November 30, 2018, to November 30, 2021, or expected to be taken in the Fund’s November 30, 2022, tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statement of Operations. During the year ended November 30, 2021, the Fund did not incur any interest or penalties. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 2022

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended November 30, 2022, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. government securities, amounted to $19,492,542 and $14,719,618, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Moerus Capital Management LLC serves as the Fund’s investment adviser (“Adviser”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, oversees the daily operations of the Fund, manages the Fund’s portfolio and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.95% of the Fund’s average daily net assets. For the year ended November 30, 2022, the Fund incurred $427,820 in investment advisory fees.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2023, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)), will not exceed 1.65% and 1.40% of the Fund’s average daily net assets attributable to Class N shares and Institutional Class shares, respectively. During the year ended November 30, 2022, the Adviser waived fees in the amount of $153,840 pursuant to its contractual agreement.

If the Adviser waives any fees or reimburses any expenses and any operating expenses are subsequently lower than their respective expense limitation, the Adviser shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expenses to exceed the respective expense limitation. The Adviser may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the waiver agreement (or any similar agreement).

Expenses subject to recapture pursuant to the aforementioned conditions as of November 30, 2022 will expire on November 30 of the following years:

	November 30, 2023	November 30, 2024	November 30, 2025
Moerus Worldwide Value Fund	$184,054	$106,312	$153,840

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 2022

Foreside Fund Services, LLC is the distributor for the shares of the Fund (the “Distributor”). Shares of the Fund are offered on a continuous basis.

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) for Class N shares, pursuant to Rule 12b-1 of the 1940 Act, which allows the Fund to pay the Fund’s Distributor an annual fee for distribution and shareholder servicing expenses of up to 0.25% of the Fund’s average daily net assets attributable to Class N shares. For the year ended November 30, 2022, the Fund incurred $2,250 in distribution and shareholder servicing fees.

Ultimus Fund Solutions, LLC (“UFS”) – UFS provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund as shown in the Statement of Operations. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund which are included in the compliance officer fees in the Statement of Operations.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund which are included in the shareholder reporting expenses in the Statement of Operations.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of November 30, 2022, Charles Schwab & Co., Inc., on behalf of its clients, held approximately 67.3% of the voting securities of the Fund, and therefore, may be deemed to control the Fund.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION - TAX BASIS

At November 30, 2022, the aggregate cost for federal tax purposes, which differs from fair value by net unrealized appreciation (depreciation) of securities, are as follows:

		Gross Unrealized	Gross Unrealized	Net Unrealized
Fund	Tax Cost	Appreciation	Depreciation	Appreciation
Moerus Worldwide Value Fund	$45,232,706	$9,813,517	$(5,636,025)	$4,177,492

7.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended November 30, 2022, and November 30, 2021, was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	November 30, 2022	November 30, 2021
Ordinary Income	$2,114,114	$257,938

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 2022

As of November 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$267,679	$—	$—	$(6,561,906)	$—	$4,173,989	$(2,120,238)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from investments are primarily attributable to the tax deferral of losses on wash sales, and mark-to-market on passive foreign investment companies. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency losses of $(3,503).

At November 30, 2022, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains and utilized capital loss carryforwards as follows:

Short-Term	Long-Term	Total	CLCF Utilized
$—	$6,561,906	$6,561,906	$1,703,512

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following:

On December 14, 2022, the Moerus Worldwide Value Fund made income distributions of $0.0394 and $0.0683 per share for Class N and the Institutional Class, respectively.

9.	TAX INFORMATION (UNAUDITED)

The fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share as of fiscal year ended November 30, 2022, and November 30, 2021, were as follows:

Fiscal Year Ended
November 30, 2022	Foreign Taxes Paid	Foreign Source Income
Moerus Worldwide Value Fund	$0.01	$0.02
Total	$0.01	$0.02

Fiscal Year Ended
November 30, 2021	Foreign Taxes Paid	Foreign Source Income
Moerus Worldwide Value Fund	$0.01	$0.14
Total	$0.01	$0.14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Moerus Worldwide Value Fund and

Board of Trustees of Northern Lights Fund Trust IV

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Moerus Worldwide Value Fund (the “Fund”), a series of Northern Lights Fund Trust IV, as of November 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2016.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

January 27, 2023

C O H E N & C O M P A N Y , L T D .

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

MOERUS WORLDWIDE VALUE FUND
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)
November 30, 2022

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e- 4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended November 30, 2022 the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

MOERUS WORLDWIDE VALUE FUND
EXPENSE EXAMPLE (Unaudited)
November 30, 2022

As a shareholder of the Fund you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as disclosed in the table below.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Ending
	Beginning	Account	Annualized	Expenses Paid
	Account Value	Value	Expense	During Period
	6/1/22	11/30/22	Ratio	6/1/22–11/30/22
Actual*
Class N	$1,000.00	$975.60	1.65%	$8.17
Institutional Class	$1,000.00	$977.20	1.40%	$6.94
Hypothetical*
(5% return before expenses)
Class N	$1,000.00	$1,016.80	1.65%	$8.34
Institutional Class	$1,000.00	$1,018.05	1.40%	$7.08

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183), divided by the number of days in the fiscal year (365).

MOERUS WORLDWIDE VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited)
November 30, 2022

The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees * **

Name, Address and Year of Birth	Position/Term of Office *	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Joseph Breslin Year of Birth: 1953	Independent Trustee and Chairman of the Board since 2015	President and Consultant, Adviser Counsel, Inc. (formerly J.E. Breslin & Co.) (management consulting firm to investment advisers), (since 2009); Senior Counsel, White Oak Global Advisors, LLC. (since 2016).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Director, Kinetics Mutual Funds, Inc. (since 2000); Trustee, Kinetics Portfolios Trust (since 2000); Trustee, Forethought Variable Insurance Trust (since 2013); Trustee, BlueArc Multi- Strategy Fund (2014-2017);
Thomas Sarkany Year of Birth: 1946	Independent Trustee since 2015	Founder and President, TTS Consultants, LLC (financial services) (since 2010).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Arrow Investments Trust (since 2014), Arrow ETF Trust (since 2012), Trustee, Northern Lights Fund Trust II (since 2011); Director, Aquila Distributors (since 1981)
Charles Ranson Year of Birth: 1947	Independent Trustee since 2015	Principal, Ranson & Associates (strategic analysis and planning, including risk assessment and capital formation for entrepreneurial ventures) (since 2003).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Advisors Preferred Trust (since November 2012)

11/30/22 – NLFT IV_v1

MOERUS WORLDWIDE VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
November 30, 2022

Officers

Name, Address and Year of Birth	Position/Term of Office *	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Wendy Wang 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1970	President since 2015	Senior Vice President, Director of Tax and Compliance Administration, Ultimus Fund Solutions, LLC (since 2012).	N/A	N/A
Sam Singh 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1976	Treasurer since 2015	Vice President, Ultimus Fund Solutions, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014).	N/A	N/A
Jennifer Farrell 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	Secretary since 2017	Associate Director (since 2022) and Manager, Legal Administration) (2018-2022, Ultimus Fund Solutions, LLC; Senior Paralegal, Gemini Fund Services, LLC (since 2015); Legal Trainer, Gemini Fund Services, LLC (2013-2015); Senior Paralegal, Gemini Fund Services, LLC (2006-2012).	N/A	N/A
James Ash Year of Birth: 1976	Chief Compliance Officer since 2019	Senior Compliance Officer, Northern Lights Compliance, LLC (since 2019); Senior Vice President, National Sales Gemini Fund Services, LLC (2017-2019); Senior Vice President and Director of Legal Administration, Gemini Fund Services, LLC (2012 -2017).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of November 30, 2022, the Trust was comprised of 30 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-663-7871.

11/30/22 – NLFT IV_v1

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. August 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust IV does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies will be available without charge, upon request, by calling 1-844-663-7871 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

ADVISER
Moerus Capital Management, LLC
307 West 38th Street, Suite 2003
New York, NY 10018

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinatti, OH 45246

MWVF-AR22

a) Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b) Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule. Not applicable

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Joseph Breslin is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Breslin is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2022 - $14,500

2021 – $14,500

(b)	Audit-Related Fees

2022 - None

2021 – None

(c)	Tax Fees

2022 - $3,500

2021 – $3,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2022 - None

2021 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2022       2021

Audit-Related Fees:              0.00%      0.00%

Tax Fees:                                 0.00%      0.00%

All Other Fees:                      0.00%       0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2022 - $3,500

2021 - $3,500

2020 - $3,500

2019 - $3,500

2018 - $3,000

2017 - $3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)            Not applicable

(j)            Not applicable

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust IV

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 1/31/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 1/31/23

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 1/31/23